Prepaid Expenses And Other Current Assets (Schedule Of Prepaid Expenses And Other Current Assets) (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Value added taxes receivable	$ 30	$ 17
Prepaid expenses	495	312
Debt issuance costs, current portion	21	53
Other	102	81
Prepaid expenses and other current assets total	$ 648	$ 463